Exhibit 10.1

FACTORING AND SECURITY AGREEMENT

    THIS FACTORING AND SECURITY AGREEMENT (this "Agreement") is made as of this 30th day of June, 2003 (the "Effective Date"), by and between VITALSTREAM HOLDINGS, INC., a Nevada corporation, and its wholly owned subsidiaries VITAL STREAM, INC., a Delaware corporation and VITALSTREAM BROADCASTING CORPORATION, a Nevada corporation (collectively, "Seller"), on the one hand, and ALLIANCE BANK ("Purchaser"), on the other hand.

            1.   Definitions. The following terms used herein shall have the following meanings. All capitalized terms not herein defined shall have the meaning set forth in the Uniform Commercial Code as adopted in the State of California ("UCC"):

        1.1  "A/R Manager Commitment Amount" - $1,000,000.

        1.2  "A/R Manager Reserve Account" - a bookkeeping account on the books of the Purchaser representing an unpaid portion of the Purchase Price, maintained by Purchaser to ensure Seller's performance with the provisions hereof.

        1.3  "A/R Manager Transmittal" - a form supplied by Purchaser from time to time wherein Seller lists such of its Accounts as it requests that Purchaser purchase under the terms of this Agreement.

        1.4  "Avoidance Claim" - any claim that alleges any payment received from or for the Account of an Account Debtor is avoidable under the Bankruptcy Code or any other debtor relief law.

        1.5   "Chosen State" - California.

        1.6  "Closed" - a Purchased Account is closed upon the first to occur of (i) receipt of full payment by Purchaser or (ii) the unpaid Face Amount has been repurchased by Seller.

        1.7   "Collateral" - includes all of the following:

              All now owned and hereafter acquired personal property and fixtures, and proceeds thereof, including without limitation Accounts, Deposit Accounts (except Excluded Deposit Accounts), Goods, Farm Products, Instruments (including Promissory Notes), Chattel Paper, Electronic Chattel Paper, Inventory, Equipment, Investment Property, Documents, Letters of Credit, Letter of Credit Rights, General Intangibles; and

              All of Seller's present and future copyrights, whether or not registered in the United States Copyright Office, and any and all royalties, payments, and other amounts payable to Seller in connection with the Copyrights, together with all renewals and extensions of the Copyrights, the right to recover for all past, present and future infringements of the Copyrights, and all manuscripts, documents, writings, tapes, disks, storage media, computer programs, software, hardware, computer databases, computer programs, source codes, object codes and all tangible property embodying or incorporating the Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto (collectively, the "Copyrights"); and

              All of Seller's right, title and interest in and to any and all present and future license agreements with respect to the Copyrights; and

              All state, common law, federal and foreign trademark rights, trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names [but excluding any application to register any trademark, service mark or other mark prior to the filing under applicable law of a verified statement of use (or the equivalent) for such trademark, service mark or other mark if the creation of a security interest therein or the grant of a mortgage thereon would void or invalidate such trademark, service mark or other mark], all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including such marks, names and applications as described in Schedule A), whether registered or unregistered and wherever registered, all rights to sue for past, present or future infringement or unconsented use thereof, all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof (collectively, the "Trademarks"); and

              The entire goodwill of or associated with the businesses now or hereafter conducted by Seller connected with and symbolized by any of the aforementioned properties and assets; and

              All patents and patent applications, domestic or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including such patents and patent applications as described in Schedule B), all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof (collectively, the "Patents"); and

              All right, title and interest in and to any and all trade secrets as that term is defined in the Uniform Trade Secret Act (the "Trade Secrets"); and

              All general intangibles and all intangible intellectual or other similar property of Seller of any kind or nature, associated with or arising out of any of the aforementioned properties and assets and not otherwise described above; and

              All books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described above or otherwise helpful in the collection thereof or realization thereon; and all Proceeds of the foregoing;

              All proceeds of any and all of the foregoing Collateral (including license royalties, rights to payments, accounts and proceeds of infringement suits).

        1.8  "Contractual Termination Date" - Each successive anniversary date of this Agreement.

        1.9  Dolphin Investors"- Dolphin Communications Fund II, L.P. and Dolphin Communications Parallel (Netherlands), L.P or any of their affiliates which are parties to a transaction for the issuance of Securities. .

        1.10  "Early Termination Date" - the termination date requested by Seller which is earlier than the next Contractual Termination Date.

        1.11  ""Early Termination Fee"- $20,000. However, the Early Termination fee shall be waived if Seller, in Purchaser's sole discretion, is able to qualify for and transfer to a formula accounts receivable line of credit extended by Purchaser.

        1.12  "Eligible Account" - an Account which is acceptable for purchase as determined by Purchaser in the exercise of its reasonable sole credit or business judgment, after Purchaser has received an A/R Manager Transmittal in respect of such Account.

        1.13  "Events of Default" - See Section . 13.1.

        1.14  "Excluded Deposit Account" Deposit Accounts which contain the Proceeds and any accrued interest thereon from the issuance ofs Securities by any Seller in one or more transactions to Dolphin Investors or such other persons or entities approved by Purchaser in writing within its sole discretion.

        1.15  "Face Amount" - the face amount due on an Account at the time of Purchase.

        1.16  "Interest Rate" - 13 1/2 % per annum, provided however that with the following exception, all of Seller's banking depository relationships are domiciled and maintained solely with Purchaser. Sellers shall be permitted to maintain an existing depository account with Comerica Bank-California in order to facilitate credit card and automated clearing house transactions. Otherwise, the Interest Rate shall be 18% per annum. After the Late Payment Date, or if interest is not timely paid, the foregoing Interest shall be 23 1/2% and 28% respectively.

        1.17  "Late Payment Date" - the date which is Ninety (90) days from the date on which a Purchased Account was created.

        1.18  "Maturity Date" - the date which is fifteen (15) months after the Effective Date. Purchaser will not, however, accept and Invoice from Seller after twelve (12) months from the Effective Date of this agreement.

        1.19  "Misdirected Payment Fee" - fifteen (15%) percent of the amount of any payment on account of a Purchased Account which has been received by Seller and not delivered in kind to Purchaser within four business days following the date of receipt by Seller.

        1.20  "Minimum Annual Cumulative Fee" - The Minimum Annual Cumulative Fee for this Agreement and The Factoring and Security Agreement between Purchaser and Seller of even date herewith shall be $62,000. However, if Seller chooses to maintain a depository relationship with any other financial institution other than the deposit account with Comerica Bank-California used to facilitate credit card and/or automatic clearing house transactions, the Minimum Annual Cumulative Fee shall be $93,000. During any contract year of 12 months beginning on the Effective Date of this Agreement, the aggregate amount of interest which has been paid or is payable by Seller pursuant to Section 4.1 shall be applied towards, and shall be calculated as an off-set against, the Minimum Annual Cumulative Fee in respect of such contract year.

        1.21  "Obligations" - all present and future obligations owing by Seller to Purchaser whether or not for the payment of money, whether or not evidenced by any note or other instrument, whether direct or indirect, absolute or contingent, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, secured or unsecured, original or renewed or extended, whether arising before, during or after the commencement of any Bankruptcy Case in which Seller is a Debtor, including but not limited to any obligations arising pursuant to letters of credit or acceptance transactions or any other financial accommodations.

        1.22  "Parties" - Seller and Purchaser.

        1.23  "Purchase Date" - The date on which Seller has been paid by Purchaser the then unpaid Fact Amount to purchase an Account.

        1.24  "Purchase Price" - the Face Amount.

        1.25  "Purchased Accounts" - Accounts purchased hereunder which have not been repurchased.

        1.26  "Purchased Invoice" - The document which evidences or is intended to evidence a Purchased Account. Where the context so requires, reference to an Invoice shall be deemed to refer to the Purchased Account to which it relates.

        1.27  "Repurchased" - an Account has been repurchased when Seller has paid to Purchaser the then unpaid Face Amount.

        1.28  "Required Reserve Amount" - the Reserve Percentage multiplied by the unpaid balance of Purchased Accounts.

        1.29   "Reserve Percentage" - Twenty (20%) percent.

        1.30  "Reserve Shortfall" - the amount by which the A/R Manager Reserve Account is less than the Required Reserve Amount.

        1.31  "Schedules of Accounts" - a form supplied by Purchaser from time to time wherein Seller lists its Accounts as it requests that Purchaser purchase under the terms of this Agreement.

        1.32   "Securities"- means (a) any capital stock or other equity security, (b) any security directly or indirectly convertible into or exchangeable for any capital stock or other equity security or security containing any profit participation features, (c) any warrants, options or other rights, directly or indirectly, to subscribe for or to purchase any capital stock, other equity security or security containing any profit participation features or directly or indirectly to subscribe for or to purchase any security directly or indirectly convertible into or exchangeable for ajyany capital stock or other equity security or security containing profit participation features or (d) any bond, debenture or other instrument or security evidencing indebtedness; to Dolphin Investors or a person or entity approved in writing by Purchaser within its sole but reasonable discretion.

            2.   Sale; Purchase Price; Billing; Reserve;

        2.1  Assignment and Sale.

        2.1.1  Seller shall sell to Purchaser as absolute owner and Purchaser shall acquire from Seller, with full recourse, Seller's Accounts as are listed from time to time on Schedules of Accounts.

        2.1.2  Each A/R Manager Transmittal shall be accompanied by such documentation supporting and evidencing the Account as Purchaser shall from time to time request.

        2.1.3  Purchaser shall purchase from Seller such Accounts as Purchaser determines to be Eligible Accounts, so long as the unpaid balance of Purchased Accounts does not exceed, before and after such purchase, the A/R Manager Commitment Amount.

        2.1.4  Purchaser shall pay the Purchase Price, less any amounts due to Purchaser from Seller in accordance with this Agreement, including, without limitation, any amounts due under Section 2.3.1 hereof, of any Purchased Account, to Seller within two (2) business days of the Purchase Date, whereupon the Accounts shall be deemed purchased hereunder.

        2.2  Billing. Seller shall send a monthly statement to all Account Debtors whose Account has become a Purchased Account, along with a copy to Purchaser, which statement itemizes the Account Debtor's activity during the preceding billing period. All Account Debtors whose Accounts have been purchased by Purchaser will be instructed to make payments to Purchaser.

        2.3  A/R Manager Reserve Account.

        2.3.1  Seller shall pay to Purchaser on demand the amount of any Reserve Shortfall.

        2.3.2  Purchaser shall pay to Seller on a semi-monthly basis by the fifth and twentieth days of the month, any amount by which the A/R Manager Reserve Account exceeds the Required Reserve Amount.

        2.3.3  Purchaser may charge the A/R Manager Reserve Account with any Obligations for the payment of money that are due and payable, including any amounts due from Seller to Purchaser hereunder.

        2.3.4  Purchaser may pay any amounts due Seller hereunder by a credit to the A/R Manager Reserve Account, up to but not exceeding the Required Reserve Amount.

        2.3.5  Upon termination of this Agreement, Purchaser may retain the A/R Manager Reserve Account for ninety days thereafter to be applied to payment of any Obligations that were unknown to Purchaser at the time of termination.

            3.  Authorization for Purchases. Subject to the terms and conditions of this Agreement, Purchaser is authorized to purchase Accounts upon telephonic, facsimile or other instructions received from anyone purporting to be an officer, employee or representative of Seller.

            4.  Interest, Fees and Expenses. Seller shall pay to Purchaser:

        4.1  Interest. The Interest Rate multiplied by the Face Amount of a Purchased Invoice, for each day that any portion thereof remains unpaid, computed from the Purchase Date of the Purchased Invoice until the date the invoice is paid. The annual interest rate is computed on a 365/360 day basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding invoice balance, multiplied by the actual number of days the invoice balance is outstanding from the Purchase Date until the date the invoice is paid.. Interest is due and payable by Seller on the last business day of each month. Seller authorizes Purchaser to charge Seller's account for the monthly interest billing.

        4.2  Minimum Annual Cumulative Fee. The Minimum Annual Cumulative Fee shall be paid prior to the one year anniversary of this Agreement and The Factoring and Security Agreement of even date herewith, and any renewals of the foregoing, or on demand if this Agreement and/or The Factoring and Security Agreement of even date herewith terminates earlier; provided, however, if Purchaser terminates this Agreement pursuant to Section 17.2 hereof, the Minimum Annual Cumulative Fee shall not be due and owing by Seller, provided that there is no Event of Default.

         4.3  Early Termination Fee. The Early Termination Fee if Seller terminates this Agreement prior to the Contractual Termination Date, payable on the date which it accrues.

        4.4  Misdirected Payment Fee. Any Misdirected Payment Fee immediately upon its accrual.

        4.5  Out-of-pocket Expenses. The out-of-pocket expenses directly, actually and reasonably incurred by Purchaser in the administration of this Agreement including but not limited to wire transfer fees, postage, audit fees, search fees, and attorneys' fees and costs; provided Seller's responsibility for Purchaser's attorney's fees incurred through the date of this Agreement has been executed by the parties shall be the greater of $10,000 or one half of the actual attorney's fees incurred by Seller. Purchaser shall not conduct more than four audits in any rolling twelve-month period, and Seller shall not be required to pay for more than two audits per any rolling twelve-month period. However, if Purchaser believes that an Event of Default has occurred, Purchaser may conduct more than four audits in any rolling twelve month period. If Purchaser conducts an audit after an Event of Default, Seller shall pay for the cost of the audit.

Purchaser shall not conduct more than four audits in any rolling twelve-month period, and Seller shall not be required to pay for more than two audits per any rolling twelve-month period. However, if Purchaser believes that an Event of Default has occurred, Purchaser may conduct more than four audits in any rolling twelve month period. If Purchaser conducts an audit after an Event of Default, Seller shall pay for the cost of the audit.

            5.  Repurchase Of Accounts.

        5.1  Under the following circumstances, Purchaser may require that Seller repurchase any Purchased Account, or at Seller's option, Seller may elect to repurchase any Purchased Account, by payment of the then unpaid Face Amount thereof together with any unpaid fees relating to the Purchased Account on demand, or, at Purchaser's option, or Seller's option if Seller is the party electing to repurchase a Purchased Account, by Purchaser's charge to the A/R Manager Reserve Account:

        5.1.1  Any Purchased Account, the payment of which has been disputed by the Account Debtor obligated thereon, Purchaser being under no obligation to determine the bona fides of such dispute;

        5.1.1  Any Purchased Account for which Seller has breached its warranty under Section 11 hereunder.

        5.1.3  Any Purchased Account owing from an Account Debtor which in Purchaser's reasonable credit judgment has become Insolvent (within the meaning of the UCC).

        5.1.4  All Purchased Accounts which have not been Closed upon the occurrence of an Event of Default, or upon the Maturity Date and (b) the termination date of this Agreement; or

        5.1.5  Any Purchased Account which remains unpaid beyond the Late Payment Date.

        5.2  After the date in which a Purchased Account has been Repurchased, Purchaser agrees that it shall remit to Seller within four business days after receipt by Purchaser any payment received on account of a Repurchased Account if Seller has actually Repurchased the Account, provided that there is no Event of Default or Seller has met the Required Reserve Amount.

            6.  Security Interest.

        6.1  As collateral securing the Obligations, Seller grants to Purchaser a continuing first priority security interest in and to Collateral. Purchaser's security interest in the Collateral shall be subject to the Intercreditor Agreement with DolphinDolphin Investors, in the form attached hereto as Schedule D.

        6.2   Notwithstanding the creation of the above security interest, the relationship of the parties shall be that of Purchaser and Seller of accounts, and not that of lender and borrower.

        6.3  Seller shall deliver to Purchaser source codes for all Copyrights now owned or later acquired, and all derivatives thereof ("Source Codes") which Source Codes shall be stored in a vault at Purchaser's premises and returned to Seller promptly when all Obligations are paid in full. At the commencement of this Agreement, the only source Codes to be delivered to Purchaser will be in respect of the Media Console software. Provided there is no Event of Default, Purchaser shall (a) hold the Source Codes in confidence and take all necessary precautions within reason to protect them, (including without limitations all precautions Purchaser employs with respect to its own proprietary and confidential materials); (b) not divulge the Source Codes or any information derived therefrom to any third party; (c) not make any use whatsoever of the Source Codes (including without limitation granting any interest or allowing any lien to be created therein); (d) not remove or allow the Source Codes to be removed from Purchaser's premises; and (e) not copy or reverse engineer, reverse compile or attempt to derive the composition or underlying information of the Source Codes.

            7.  Clearance Days. For all purposes under this Agreement, Clearance Days will be added to the date on which any payment is received by Purchaser. For purposes of this Agreement, "Clearance Days" shall mean (i) one business day for checks drawn on banks located within the Chosen State and for all electronic funds transfers, and (ii) two business days for all other payments.

            8.  Authorization to Purchaser.

        8.1  Seller hereby irrevocably authorizes Purchaser at Seller's expense, to exercise at any time any of the following powers until all of the Obligations have been paid in full: (a) receive, take, endorse, assign, deliver, accept and deposit, in the name of Purchaser or Seller, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to a Purchased Account or the proceeds thereof, however, after an Event of Default, Purchaser shall have the foregoing rights as it relates to all of the Collateral or the proceeds thereof; (b) after an Event of Default, take or bring, in the name of Purchaser or Seller, all steps, actions, suits or proceedings deemed by Purchaser necessary or desirable to effect collection of or other realization upon the Accounts and other Collateral; (c) after an Event of Default, change the address for delivery of mail to Seller and to receive and open mail addressed to Seller; (d) after an Event of Default, extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all Accounts or other Collateral which includes a monetary obligation and discharge or release any Account Debtor or other obligor (including filing of any public record releasing any lien granted to Seller by such Account Debtor), without affecting any of the Obligations; (e) after an Event of Default, pay any sums necessary to discharge any lien or encumbrance which is senior to Purchaser's security interest in the Collateral, which sums shall be included as Obligations hereunder, and in connection with which sums shall include the applicable 23 1/2% or 28% Interest Rate which shall accrue and shall be due and payable; (f) after an Event of Default, file in the name of Seller or Purchaser or both, (1) mechanics lien or related notices or (2) claims under any payment bond, in connection with goods or services sold by Seller in connection with the improvement of realty; (g) notify any Account Debtor obligated with respect to any Purchased Account, that the underlying Account has been assigned to Purchaser by Seller and that payment thereof is to be made to the order of and directly and solely to Purchaser, however, after an Event of Default, Purchaser shall have the foregoing rights with respect to all Accounts; and (h) communicate directly with Seller's Account Debtors to verify the amount and validity of any Purchased Account or any Account after an Event of Default.

        8.2  The Seller irrevocably authorizes the Purchaser at any time and from time to time to file any initial financing statements and amendments thereto, that:

        8.2.1  indicate Purchaser has a security interest in all assets of the Seller or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, or as being of an equal or lesser scope or with greater detail;

        8.2.2  contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Seller is an organization, the type of organization, and any organization identification number issued to the Seller and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates; and

        8.2.3  contain a notification that the Seller has granted a negative pledge to the Purchaser, and that any subsequent lienor may be tortuously interfering with Purchaser's rights; advise third parties that any notification of Seller's Account Debtors will interfere with Purchaser's collection rights.

        8.3   Seller hereby releases and exculpates Purchaser, its officers, directors, shareholders, employees, designees, agents and representatives from any liability arising from any acts taken in good faith in accordance with any rights or authority granted under this Agreement or in furtherance thereof whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for willful misconduct. Without limiting the generality of the foregoing, Seller releases Purchaser from any claims which Seller may now or hereafter have arising out of Purchaser's endorsement and deposit of checks issued by Seller's customers stating that they were in full payment of an account, but issued for less than the full amount which may have been owed on the account.

        8.4   Seller authorizes Purchaser to accept, indorse and deposit on behalf of Seller any checks tendered by an Account Debtor "in full payment" of its obligation to Seller. Seller shall not assert against Purchaser any claim arising therefrom, irrespective of whether such action by Purchaser effects an accord and satisfaction of Seller's claims, under Section 3-311 of the Uniform Commercial Code, or otherwise.

            9.  ACH Authorization. In order to facilitate quicker funding of the Purchased Accounts, Purchaser is hereby authorized by Seller to initiate electronic debit or credit entries through the ACH system to any deposit account maintained by Seller wherever located. Seller may only terminate this authorization by giving Purchaser written notice of termination.

            10.  Covenants By Seller.

        10.1   After Authenticated Notice by Purchaser to Seller, and automatically, without notice, after an Event of Default, Seller shall not, without the prior written consent of Purchaser in each instance, (a) grant any extension of time for payment of any of the Purchased Accounts, (b) compromise or settle any of the Purchased Accounts for less than the full amount thereof, (c) release in whole or in part any Account Debtor in respect of a Purchased Account, or (d) grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any of the Purchased Accounts. After an Event of Default or after an Authenticated Notice, Purchaser shall not have the foregoing rights with respect to any Account.

        10.2   From time to time as requested by Purchaser and at Seller's sole expense, Purchaser or its designee shall have access, during reasonable business hours if prior to an Event of Default and at any time if on or after an Event of Default, to all premises where Collateral is located for the purposes of inspecting any of the Collateral, including Seller's books, records, hardware and software and Seller shall permit Purchaser or its designee to make copies of such books and records or extracts therefrom as Purchaser may request. If Seller determines that Purchaser requests to see confidential or proprietary information of Seller, Seller may require that Purchaser or its agents being provided access to such information execute in advance Seller's standard form of confidentiality and non-disclosure agreement. However, after an Event of Default or if Purchaser in good faith believes that an Event of Default has occurred, Purchaser shall have the right to disclose such confidential or proprietary information as Purchaser deems necessary to enforce its rights and remedies. After an Event of Default and without being charged for use by Seller, Purchaser may use any of Seller's personnel, equipment, including computer equipment, programs, printed output and computer readable media, supplies and premises for the collection of Accounts and realization on other Collateral as Purchaser, in its sole but reasonable discretion, deems appropriate, and provided that Seller's business and operations shall not be disrupted thereby. If Seller hereby irrevocably authorizes all accountants and Third Parties to disclose and deliver to Purchaser at Seller's expense all financial information, books, records, work papers, management reports and other information in their possession which is relevant to the preservation and enforcement of rights granted to Purchaser herein.

        10.3   Before sending any Invoice to an Account Debtor in respect of a Purchased Account, Seller shall mark same with a notice of assignment in form and substance as may be reasonably requested by Purchaser, however, after an Event of Default, Purchaser may send any notice it deems necessary to any Account Debtor.

        10.4   Seller shall pay when due all payroll and other taxes, and shall provide proof thereof to Purchaser in such form as Purchaser shall reasonably require.

        10.5   Seller shall not create, incur, assume or permit to exist any lien upon or with respect to any Collateral now owned or hereafter acquired by Seller, except for a lien in favor of the Dolphin Investors or equipment leases or purchase money liens entered into the ordinary course of business.

        10.6   Seller shall not raise any funds through the issuance or sale of Securities unless it first informs Purchaser in writing of such issuance or sale and provides Purchaser with copies of all documents which evidence the issuance or sale of any Securities. All monies raised through the issuance or sale of Securities shall be kept in segregated Deposit Account which shall be maintained with Purchaser.

        10.7   Seller shall maintain insurance on all insurable property owned or leased by Seller in the manner, to the extent and against at least such risks (in any event, including but not limited to fire, theft, business interruption and natural disaster insurance) as usually maintained by owners of similar businesses and properties in similar geographic areas. All such insurance shall be in amounts and form and with insurance companies [acceptable to Purchaser in its sole but reasonable discretion]. Seller shall furnish to Purchaser: (a) upon written request, any and all information concerning such insurance carried; and (b) as requested by Purchaser consistent with the rights granted to Purchaser herein, lender loss payable endorsements (or their equivalent) in favor of Purchaser. Seller shall request that all policies of insurance provide for not less than thirty (30) day's prior written cancellation notice to Purchaser.

        10.8   Notwithstanding that Seller has agreed to pay the Misdirected Payment Fee pursuant to 4.4 hereof, Seller shall deliver in kind to Purchaser within four (4) business days following the date of receipt by Seller of the amount of any payment on account of a Purchased Account.

        10.9   Seller shall not register any Copyright with the United States Copyright Office or any applicable office as it relates to foreign copyrights (the "Copyright Office"), unless Seller provides Purchaser with written notice of any intent to register any Copyright at least seven (7) days before filing such registration application and Seller provides Purchaser with the actual copy of the registration application prior to its filing with the Copyright Office. Seller shall then execute a copyright mortgage or such other document or instrument as Purchaser deems reasonably necessary to perfect Purchaser's security interest and maintain Purchaser in first position on all of the Collateral.

         10.10   Seller shall not register any trademark, service mark or tradename with the United States Patent and Trademark Office, or such other office as it relates to registration of the foregoing outside of the United States (the "Trademark Office"), unless Seller provides Purchaser with written notice of any intent to register any trademark, servicemark or tradename at least seven (7) days before filing such registration application and Seller provides Purchaser with the actual copy of the registration application prior to its filing with the Trademark Office. Seller shall then execute a trademark mortgage or such other document or instrument as Purchaser deems necessary to perfect Purchaser's security interest and maintain Purchaser in first position on all of the Collateral.

        10.11   Seller shall not file any patent application with the United States Patent and Trademark Office, or such other office as it relates to registration of the foregoing outside of the United States (the "Patent Office"), unless Seller provides Purchaser with written notice of any intent to file a patent application at least seven (7) days before such application is filed and Seller provides Purchaser with the actual copy of the application prior to its filing with the Patent Office. Seller shall then execute and a patent mortgage or such other document or instrument as Purchaser deems necessary to perfect Purchaser's security interest and maintain Purchaser in first position on all of the Collateral.

        10.12   Seller shall take all commercially reasonable steps necessary to maintain the privacy and secrecy of all of the Trade Secrets.

        10.13   Avoidance Claims.

        10.13.1   Seller shall indemnify Purchaser from any loss arising out of the assertion of any Avoidance Claim and shall pay to Purchaser on demand the amount thereof.

        10.13.2   Seller shall notify Purchaser within two (2) business days of it becoming aware of the assertion of an Avoidance Claim.

        10.13.3   Seller or Purchaser, as the case may be, shall notify the other party within two (2) business days of it becoming aware of the assertion of an Avoidance Claim. Upon learning of an Avoidance Claim, Seller shall have the right to repurchase the Purchased Account in respect of which the claim arose by payment of the then unpaid Face Amount thereof together with any unpaid fees relating to the Purchased Account, or at Seller's option, by directing Purchaser to charge such amount to the A/R Manager Reserve Account.

        10.13.4   This provision shall survive termination of this Agreement.

        10.13.5   Seller shall inform Purchaser of any modifications to Amended and Restated Convertible Note and Warrant Purchase Agreement dated January 15, 2003 and the Asset Purchase Agreement dated January 15, 2003 between Seller on the one hand and Dolphin Investors on the other hand and provide copies to Purchaser of the foregoing. Seller shall inform Purchaser and provide copiescopies to Purchaser of any subsequent agreements it enters into with Dolphin Investors.

            11.  Account Disputes. Seller or Purchaser, as the case may be, shall notify the other party promptly of and, Seller if requested by Purchaser to resolve a dispute concerning any Purchased Account, shall either attempt to settle such dispute at Seller's sole cost and expense or shall have the right to repurchase the Purchased Account in respect of which the dispute arose by payment of the then unpaid Face Amount thereof together with any unpaid fees relating to the Purchased Account, or, at Seller's option, by directing Purchaser to charge such amount to the A/R Manager Reserve Account. Upon the occurrence of an Event of Default, Purchaser may resolve any dispute concerning any Purchaser Account in its sole and absolute discretion.

            12.  Representation and Warranty. Seller represents and warrants that:

        12.1  It is fully authorized to enter into this Agreement and to perform hereunder;

        12.2  This Agreement constitutes its legal, valid and binding obligation; and

        12.3  Seller is solvent and in good standing in the state of its organization.

        12.4  The Purchased Accounts are and will remain to the best of Seller's actual knowledge:

        12.4.1  bona fide existing obligations created by the sale and delivery of goods or the rendition of services in the ordinary course of Seller's business (it being understood and acknowledged by Purchaser that Seller invoices customers in advance of providing services);

        12.4.2  unconditionally owed and will be paid to Purchaser when due without defenses, disputes, offsets, counterclaims, or rights of return or cancellation, except for minor billing errors and rights for the Account Debtor to possibly receive service credits under Seller's standard services agreement, or to pursue other remedies at law or in equity;

        12.4.3  Not sales to any entity which is affiliated with Seller in any way or not an "arms length" transaction.

        12.5  Seller has not received notice of actual or imminent bankruptcy, insolvency, or material impairment of the financial condition of any applicable Account Debtor regarding the Purchased Accounts.

        12.6  Seller has not registered any Copyright nor does it have any application for a copyright registration with the Copyright Office.

        12.7  Seller has not registered any state, federal or foreign trademarks, servicemarks, or tradenames, and has not filed an application for registration for any of the foregoing, with the Trademark Office, other than what is described in Schedule A.

        12.8  Seller has not registered any patent and has not filed an application for registration in connection with any potential patent with the Patent Office, other than what is described in Schedule B.

        12.9  Seller has no material licenses used in the ordinary course and scope of Seller's business that is not listed on Schedule C.

        12.10  Seller has taken, continues to take and promises to take in the future the action described in Section 10.11, above ( (the "Trade Secret Plan"). Seller hereby promises to continue the Trade Secret Plan until Seller has satisfied all of the Obligations.

            13.  Default.

        13.1  Events of Default. The following events will constitute an Event of Default hereunder: (a) Seller defaults in the payment of any Obligation or in the performance of any provision hereof or of any other agreement now or hereafter entered into with Purchaser, or any warranty or representation contained herein proves to be false in a material respect, and such default, if for payment of any Obligation is not remedied within five (5) business days after Purchaser provides Seller with an Authenticated Notice thereof, or if for any other Event of Default, within 30 days after Purchaser provides Seller with an Authenticated Notice thereof, (b) Seller or any guarantor of the Obligations becomes subject to any debtor-relief proceedings, (c) any such guarantor fails to perform or observe any of such guarantor's obligations to Purchaser or shall notify Purchaser of its intention to rescind, modify, terminate or revoke any guaranty of the Obligations, or any such guaranty shall cease to be in full force and effect for any reason whatever, (d) Purchaser, in good faith, has reasonable ground to deems itself insecure with respect to the prospect of repayment or performance of the Obligations. The cure period applicable to the foregoing subsection (d) of Section 13.1 shall be 30 days. If Seller has not provided evidence satisfactory to Purchaser within 25 days after Purchaser provides Authenticated Notice to Seller that Purchase should not deem itself insecure, Purchaser shall so advise Seller by Authenticated Notice which also specifies the amount of all Obligations owing to Purchaser. Seller shall have the right to make payment to Purchaser of all outstanding Obligations within 4 business days of Seller's receipt of such notice, whereupon this Agreement shall be deemed terminated in accordance with Section 17.3 prior to an Event of Default. Purchaser may dispense with any Authenticated Notice requirement to Seller of an Event of Default if, after such Event of Default, Purchaser in good faith reasonably believes that the Collateral, or any portion thereof, is in jeopardy, or, if Purchaser in good faith, reasonably believes that its rights under this Agreement will be seriously jeopardized if Authenticated Notice is given to Seller.

        13.2  Waiver of Notice. SUBJECT TO PARAGRAPH 13.1 ABOVE, SELLER WAIVES ANY REQUIREMENT THAT PURCHASER INFORM SELLER BY AFFIRMATIVE ACT OR OTHERWISE OF ANY ACCELERATION OF SELLER'S OBLIGATIONS HEREUNDER. FURTHER, PURCHASER'S FAILURE TO CHARGE OR ACCRUE INTEREST OR FEES AT ANY "DEFAULT" OR "PAST DUE" RATE SHALL NOT BE DEEMED A WAIVER BY PURCHASER OF ITS CLAIM THERETO.

        13.3  Effect of Default.

        13.3.1  Upon the occurrence of any Event of Default, and after Seller's opportunity to cure such Event of Default as provided for in paragraph 13.1, if applicable, in addition to any rights Purchaser has under this Agreement, the UCC, or applicable law, Purchaser may immediately terminate this Agreement, at which time all Obligations shall immediately become due and payable.

        13.3.2   The applicable 23 1/2% or 28% Interest Rate shall accrue and is payable on demand.

        13.3.3   Purchaser shall have the right to place a receiver in exclusive control of Seller's business in order to assist with Purchaser's rights under this Agreement.

        13.3.4  For the purpose of enabling Purchaser to exercise its rights and remedies in the Event of Default occurs, subject to the Authenticated Notice provisions in paragraph 13.1, Seller hereby grants to Purchaser an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Seller) to use, assign, license or sublicense any of the Collateral, whether now owned or later acquired by Seller, wherever located, including in such license complete access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

            14.  Power of Attorney. Subject to the Authenticated Notice provision in paragraph 13.1, Seller grants to Purchaser an irrevocable power of attorney coupled with an interest authorizing and permitting Purchaser (acting through any of its employees, attorneys or agents), and at Seller's sole expense, in the place and stead of Seller, and in the name of Seller, Purchaser or otherwise, from time to time in Purchaser's discretion after an Event of Default to take any action and to execute any document or instrument that Purchaser may deem necessary or advisable to accomplish the purpose of this Agreement or protect Purchaser's rights and/or any of the Collateral.

            15.  Account Stated. Purchaser shall render to Seller a statement setting forth the transactions arising hereunder. Each statement shall be considered correct and binding upon Seller as an account stated, except to the extent that Purchaser receives, within thirty (30) days after Seller's receipt of such statement, written notice from Seller of any specific exceptions by Seller to that statement, and then it shall be binding against Seller as to any items to which it has not objected.

            16.  Waiver. No failure to exercise and no delay in exercising any right, power, or remedy by either hereunder shall impair any right, power, or remedy which such party may have, nor shall any such delay be construed to be a waiver of any of such rights, powers, or remedies, or any acquiescence in any breach or default hereunder; nor shall any waiver by either party of any breach or default by the other party hereunder be deemed a waiver of any default or breach subsequently occurring. All rights and remedies granted to either party hereunder shall remain in full force and effect notwithstanding any single or partial exercise of, or any discontinuance of action begun to enforce, any such right or remedy by such party. The rights and remedies specified herein are cumulative and not exclusive of each other or of any rights or remedies that either party would otherwise have. Any waiver, permit, consent or approval by either party of any breach or default hereunder by the other party must be in writing and shall be effective only to the extent set forth in such writing and only as to that specific instance.

            17.  Termination; Effective Date.

        17.1  This Agreement will be effective when fully executed and delivered by both parties and terminate on the Maturity Date or as otherwise provided herein.

        17.2  Purchaser may terminate this Agreement by giving Seller sixty days prior written notice of termination, whereupon this Agreement shall terminate on the earlier date of the date of termination or on the anniversary date hereof; provided, however, if Purchaser terminates this Agreement pursuant to this Section 17.2, Seller shall have no obligation to pay Purchaser the difference between the aggregate amount of interest which has been paid or is payable by Seller pursuant to Section 4.1 as of the date of termination and the Minimum Annual Cumulative Fee shall not be due and owing by Seller in respect of the contract year in which termination occurs. If Purchaser terminates this Agreement after an Event of Default, the Minimum Annual Cumulative Fee shall be due and owing.

        17.3  Seller may terminate this Agreement at any time, subject to Seller's obligations under Section 4.2 hereof.

        17.4  Upon termination, Seller shall pay the Obligations to Purchaser, and Purchaser shall not purchase any Accounts from Seller.

            18.  Amendment. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated, nor may any consent to the departure from the terms hereof be given, orally (even if supported by new consideration), except by an instrument in writing signed by all parties to this Agreement. Any waiver or consent so given shall be effective only in the specific instance and for the specific purpose for which given.

            19.  Survival. All representations, warranties and agreements herein contained shall be effective so long as any portion of this Agreement remains executory.

            20.  Conflict. Unless otherwise expressly stated in any other agreement between Purchaser and Seller, if a conflict exists between the provisions of this Agreement and the provisions of such other agreement, the provisions of this Agreement shall control.

            21.  Enforcement. This Agreement and all agreements relating to the subject matter hereof is the product of negotiation and preparation by and among each party and its respective attorneys, and shall be construed accordingly. The parties waive the provisions of California Civil Code Section 1654.

            22.  Severability. In the event any one or more of the provisions contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

            23.  Relationship of Parties. The relationship of the parties hereto shall be that of Seller and Purchaser of Accounts.

            24.  Attorneys' Fees. Seller agrees to reimburse Purchaser on demand for:

    24.1  the actual amount of all costs and expenses reasonably incurred, including reasonable attorneys' fees, which Purchaser has incurred or may incur in:

    24.1.1  negotiating, preparing, or administering this Agreement and any documents prepared in connection herewith, all of which shall be paid contemporaneously with the execution hereof;

    24.1.2  any way arising out of this Agreement;

    24.1.3  protecting, preserving or enforcing any lien, security interest or other right granted by Seller to Purchaser or arising under applicable law, whether or not suit is brought, including but not limited to the defense of any Avoidance Claims, but subject to Section 11 and other applicable provisions of this Agreement;

    24.2  the actual costs, including photocopying (which, if performed by Purchaser's employees, shall be at the rate of $.10/page), travel, and attorneys' fees and expenses incurred in complying with any subpoena or other legal process attendant to any litigation in which Seller is a party;

    24.3  The actual amount of all costs and expenses reasonably incurred, including reasonable attorneys' fees, which Purchaser may incur in enforcing this Agreement and any documents prepared in connection herewith, or in connection with any federal or state insolvency proceeding commenced by or against Seller, including those (i) arising out the automatic stay, (ii) seeking dismissal or conversion of the bankruptcy proceeding or (iii) opposing confirmation of Seller's plan thereunder.

    24.4  If any action is brought by either party related to or in connection with this Agreement, the prevailing party shall be entitled to reimbursement of its costs and expenses reasonably incurred, including reasonable attorneys' fees, by the non-prevailing party.

            25.  Entire Agreement. This Agreement supersedes all other agreements and understandings between the parties hereto, verbal or written, express or implied, relating to the subject matter hereof. No promises of any kind have been made by Purchaser or any third party to induce Seller to execute this Agreement. No course of dealing, course of performance or trade usage, and no parole evidence of any nature, shall be used to supplement or modify any terms of this Agreement.

            26.  Choice of Law. This Agreement and all transactions contemplated hereunder and/or evidenced hereby shall be governed by, construed under, and enforced in accordance with the internal laws of the Chosen State.

            27.  Venue; Jurisdiction. The parties agree that any suit, action or proceeding arising out of the subject matter hereof, or the interpretation, performance or breach of this Agreement, shall, if Purchaser so elects, be instituted in any court sitting in the Chosen State (the "Acceptable Forums"). Each party agrees that the Acceptable Forums are convenient to it, and each party irrevocably submits to the jurisdiction of the Acceptable Forums, irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, and waives any and all objections to jurisdiction or venue that it may have under the laws of the Chosen State or otherwise in those courts in any such suit, action or proceeding. Should such proceeding be initiated in any other forum, Seller waives any right to oppose any motion or application made by Purchaser as a consequence of such proceeding having been commenced in a forum other than an Acceptable Forum.

            28.  Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement, and any party delivering such an executed counterpart of the signature page to this Agreement by facsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

            29.  Notice.

    29.1  All notices required to be given to any party other than Purchaser shall be deemed given upon the first to occur of (i) deposit thereof in a receptacle under the control of the United States Postal Service, (ii) transmittal by electronic means to a receiver under the control of such party; or (iii) actual receipt by such party or an employee or agent of such party.

    29.1  All notices to Purchaser hereunder shall be deemed given upon actual receipt by a responsible officer of Purchaser.

    29.1  For the purposes hereof, notices hereunder shall be sent to the following addresses, or to such other addresses as each such party may in writing hereafter indicate:

            30.  JURY TRIAL WAIVER. IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING HEREUNDER, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCI-DENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[SIGNATURES ON NEXT PAGE]

    IN WITNESS WHEREOF, the Parties have executed this agreement on the day and year first above written.

SELLER: VITALSTREAM HOLDINGS, INC. and its wholly owned subsidiaries VITALSTREAM, INC. and VITALSTREAM BROADCASTING CORPORATION

VITALSTREAM HOLDINGS, INC.

	By:	/s/ Kevin D. Herzog

	Name:	Kevin D. Herzog

	Title:	Chief Financial Officer

VITALSTREAM, INC.

	By:	/s/ Kevin D. Herzog

	Name:	Kevin D. Herzog

	Title:	Chief Financial Officer

VITALSTREAM BROADCASTING CORPORATION

	By:	/s/ Kevin D. Herzog

	Name:	Kevin D. Herzog

	Title:	Chief Financial Officer

PURCHASER:	ALLIANCE BANK

	By:	/s/ Donna D. Robertson

	Name:	Donna D. Robertson

	Title:	Senior Vice President

FACTORING AND SECURITY AGREEMENT

    THIS FACTORING AND SECURITY AGREEMENT (this "Agreement") is made as of this 30th day of June, 2003 (the "Effective Date"), by and between VITALSTREAM HOLDINGS, INC., a Nevada corporation, and its wholly owned subsidiaries VITALSTREAM, INC., a Delaware corporation and VITALSTREAM BROADCASTING CORPORATION, a Nevada corporation (collectively, "Seller"), on the one hand, and ALLIANCE BANK ("Purchaser"), on the other hand.

            1.  Definitions. The following terms used herein shall have the following meanings. All capitalized terms not herein defined shall have the meaning set forth in the Uniform Commercial Code as adopted in the State of California ("UCC"):

        1.1  "A/R Manager Commitment Amount" - $600,000.

        1.2  "A/R Manager Reserve Account" - a bookkeeping account on the books of the Purchaser representing an unpaid portion of the Purchase Price, maintained by Purchaser to ensure Seller's performance with the provisions hereof.

        1.3  "A/R Manager Transmittal" - a form supplied by Purchaser from time to time wherein Seller lists such of its Accounts as it requests that Purchaser purchase under the terms of this Agreement.

        1.4  "Avoidance Claim" - any claim that alleges any payment received from or for the Account of an Account Debtor is avoidable under the Bankruptcy Code or any other debtor relief law.

        1.5  "Chosen State" - California.

        1.6  "Closed" - a Purchased Account is closed upon the first to occur of (i) receipt of full payment by Purchaser or (ii) the unpaid Face Amount has been repurchased by Seller.

        1.7  "Collateral" - includes all of the following:

        All now owned and hereafter acquired personal property and fixtures, and proceeds thereof, including without limitation Accounts, Deposit Accounts (except Excluded Deposit Accounts), Goods, Farm Products, Instruments (including Promissory Notes), Chattel Paper, Electronic Chattel Paper, Inventory, Equipment, Investment Property, Documents, Letters of Credit, Letter of Credit Rights, General Intangibles; and

         All of Seller's present and future copyrights, whether or not registered in the United States Copyright Office, and any and all royalties, payments, and other amounts payable to Seller in connection with the Copyrights, together with all renewals and extensions of the Copyrights, the right to recover for all past, present and future infringements of the Copyrights, and all manuscripts, documents, writings, tapes, disks, storage media, computer programs, software, hardware, computer databases, computer programs, source codes, object codes and all tangible property embodying or incorporating the Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto (collectively, the "Copyrights"); and

         All of Seller's right, title and interest in and to any and all present and future license agreements with respect to the Copyrights; and

         All state, common law, federal and foreign trademark rights, trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names [but excluding any application to register any trademark, service mark or other mark prior to the filing under applicable law of a verified statement of use (or the equivalent) for such trademark, service mark or other mark if the creation of a security interest therein or the grant of a mortgage thereon would void or invalidate such trademark, service mark or other mark], all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including such marks, names and applications as described in Schedule A), whether registered or unregistered and wherever registered, all rights to sue for past, present or future infringement or unconsented use thereof, all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof (collectively, the "Trademarks"); and

         The entire goodwill of or associated with the businesses now or hereafter conducted by Seller connected with and symbolized by any of the aforementioned properties and assets; and

         All patents and patent applications, domestic or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including such patents and patent applications as described in Schedule B), all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof (collectively, the "Patents"); and

         All right, title and interest in and to any and all trade secrets as that term is defined in the Uniform Trade Secret Act (the "Trade Secrets"); and

         All general intangibles and all intangible intellectual or other similar property of Seller of any kind or nature, associated with or arising out of any of the aforementioned properties and assets and not otherwise described above; and

         All books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described above or otherwise helpful in the collection thereof or realization thereon; and all Proceeds of the foregoing;

        All proceeds of any and all of the foregoing Collateral (including license royalties, rights to payments, accounts and proceeds of infringement suits).

        1.8  "Contractual Termination Date" - Each successive anniversary date of this Agreement.

        1.9  "Dolphin Investors"- Dolphin Communications Fund II, L.P. and Dolphin Communications Parallel (Netherlands), L.P or any of their affiliates which are parties to a transaction for the issuance of Securities.

        1.10  "Early Termination Date" - the termination date requested by Seller which is earlier than the next Contractual Termination Date.

        1.11  "Eligible Account" - an Account which is acceptable for purchase as determined by Purchaser in the exercise of its reasonable sole credit or business judgment, after Purchaser has received an A/R Manager Transmittal in respect of such Account.

        1.12  "Events of Default" - See Section . 13.1.

        1.13  "Excluded Deposit Account" Deposit Accounts which contain the Proceeds and any accrued interest thereon from the issuance of Securities by any Seller in one or more transactions to Dolphin Investors or such other persons or entities approved by Purchaser in writing within its sole discretion.

        1.14  "Face Amount" - the face amount due on an Account at the time of Purchase.

        1.15  "Interest Rate" - 15 1/2 % per annum, provided however that with the following exception, all of Seller's banking depository relationships are domiciled and maintained solely with Purchaser. Sellers shall be permitted to maintain an existing depository account with Comerica Bank-California in order to facilitate credit card and automated clearing house transactions. Otherwise, the Interest Rate shall be 21% per annum. After the Late Payment Date, or if interest is not timely paid, the foregoing Interest Rate shall be 25 1/2% and 31% respectively.

        1.16  "Late Payment Date" - the date which is Ninety (90) days from the date on which a Purchased Account was created.

        1.17  "Maturity Date" - the date which is fifteen (15) months after the Effective Date. Purchaser will not, however, accept and Invoice from Seller after twelve (12) months from the Effective Date of this agreement.

        1.18  "Misdirected Payment Fee" - fifteen (15%) percent of the amount of any payment on account of a Purchased Account which has been received by Seller and not delivered in kind to Purchaser within four business days following the date of receipt by Seller.

        1.19  "Minimum Annual Cumulative Fee" - The Minimum Annual Cumulative Fee for this Agreement and The Factoring and Security Agreement between Purchaser and Seller of even date herewith shall be $62,000. However, if Seller chooses to maintain a depository relationship with any other financial institution other than the deposit account with Comerica Bank-California used to facilitate credit card and/or automatic clearing house transactions, the Minimum Annual Cumulative Fee shall be $93,000. During any contract year of 12 months beginning on the Effective Date of this Agreement, the aggregate amount of interest which has been paid or is payable by Seller pursuant to Section 4.1 shall be applied towards, and shall be calculated as an off-set against, the Minimum Annual Cumulative Fee in respect of such contract year.

        1.20  "Obligations" - all present and future obligations owing by Seller to Purchaser whether or not for the payment of money, whether or not evidenced by any note or other instrument, whether direct or indirect, absolute or contingent, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, secured or unsecured, original or renewed or extended, whether arising before, during or after the commencement of any Bankruptcy Case in which Seller is a Debtor, including but not limited to any obligations arising pursuant to letters of credit or acceptance transactions or any other financial accommodations.

        1.21  "Parties" - Seller and Purchaser.

        1.22  "Purchase Date" - The date on which Seller has been paid by Purchaser the then unpaid Fact Amount to purchase an Account.

        1.23  "Purchase Price" - the Face Amount.

        1.24  "Purchased Accounts" - Accounts purchased hereunder which have not been repurchased.

        1.25  "Purchased Invoice" - The document which evidences or is intended to evidence a Purchased Account. Where the context so requires, reference to an Invoice shall be deemed to refer to the Purchased Account to which it relates.

        1.26  "Repurchased" - an Account has been repurchased when Seller has paid to Purchaser the then unpaid Face Amount.

        1.27  "Required Reserve Amount" - the Reserve Percentage multiplied by the unpaid balance of Purchased Accounts.

        1.28  "Reserve Percentage" - Forty (40%) percent.

        1.29  "Reserve Shortfall" - the amount by which the A/R Manager Reserve Account is less than the Required Reserve Amount.

        1.30  "Schedules of Accounts" - a form supplied by Purchaser from time to time wherein Seller lists its Accounts as it requests that Purchaser purchase under the terms of this Agreement.

        1.31  "Securities"- means (a) any capital stock or other equity security, (b) any security directly or indirectly convertible into or exchangeable for any capital stock or other equity security or security containing any profit participation features, (c) any warrants, options or other rights, directly or indirectly, to subscribe for or to purchase any capital stock, other equity security or security containing any profit participation features or directly or indirectly to subscribe for or to purchase any security directly or indirectly convertible into or exchangeable for any capital stock or other equity security or security containing profit participation features or (d) any bond, debenture or other instrument or security evidencing indebtedness; to Dolphin Investors or a person or entity approved in writing by Purchaser within its sole but reasonable discretion.

            2.  Sale; Purchase Price; Billing; Reserve.

        2.1  Assignment and Sale.

    2.1.1  Seller shall sell to Purchaser as absolute owner and Purchaser shall acquire from Seller, with full recourse, Seller's Accounts as are listed from time to time on Schedules of Accounts.

    2.1.2  Each A/R Manager Transmittal shall be accompanied by such documentation supporting and evidencing the Account as Purchaser shall from time to time request.

    2.1.3  Purchaser shall purchase from Seller such Accounts as Purchaser determines to be Eligible Accounts, so long as the unpaid balance of Purchased Accounts does not exceed, before and after such purchase, the A/R Manager Commitment Amount.

    2.1.4  Purchaser shall pay the Purchase Price, less any amounts due to Purchaser from Seller in accordance with this Agreement, including, without limitation, any amounts due under Section 2.3.1 hereof, of any Purchased Account, to Seller within two (2) business days of the Purchase Date, whereupon the Accounts shall be deemed purchased hereunder.

        2.2  Billing. Seller shall send a monthly statement to all Account Debtors whose Account has become a Purchased Account, along with a copy to Purchaser, which statement itemizes the Account Debtor's activity during the preceding billing period. All Account Debtors whose Accounts have been purchased by Purchaser will be instructed to make payments to Purchaser.

        2.3  A/R Manager Reserve Account.

    2.3.1  Seller shall pay to Purchaser on demand the amount of any Reserve Shortfall.

    2.3.2  Purchaser shall pay to Seller on a semi-monthly basis by the fifth and twentieth days of the month, any amount by which the A/R Manager Reserve Account exceeds the Required Reserve Amount.

    2.3.3  Purchaser may charge the A/R Manager Reserve Account with any Obligations for the payment of money that are due and payable, including any amounts due from Seller to Purchaser hereunder.

    2.3.4  Purchaser may pay any amounts due Seller hereunder by a credit to the A/R Manager Reserve Account, up to but not exceeding the Required Reserve Amount.

    2.3.5  Upon termination of this Agreement, Purchaser may retain the A/R Manager Reserve Account for ninety days thereafter to be applied to payment of any Obligations that were unknown to Purchaser at the time of termination.

            3.  Authorization for Purchases. Subject to the terms and conditions of this Agreement, Purchaser is authorized to purchase Accounts upon telephonic, facsimile or other instructions received from anyone purporting to be an officer, employee or representative of Seller.

            4.  Interest, Fees and Expenses. Seller shall pay to Purchaser:

        4.1  Interest. The Interest Rate multiplied by the Face Amount of a Purchased Invoice, for each day that any portion thereof remains unpaid, computed from the Purchase Date of the Purchased Invoice until the date the invoice is paid. The annual interest rate is computed on a 365/360 day basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding invoice balance, multiplied by the actual number of days the invoice balance is outstanding from the Purchase Date until the date the invoice is paid. Interest is due and payable by Seller on the last business day of each month. Seller authorizes Purchaser to charge Seller's account for the monthly interest billing.

        4.2  Minimum Annual Cumulative Fee. The Minimum Annual Cumulative Fee shall be paid prior to the one year anniversary of this Agreement and The Factoring and Security Agreement of even date herewith, and any renewals of the foregoing, or on demand if this Agreement and/or The Factoring and Security Agreement of even date herewith terminates earlier; provided, however, if Purchaser terminates this Agreement pursuant to Section 17.2 hereof, the Minimum Annual Cumulative Fee shall not be due and owing by Seller, provided that there is no Event of Default.

        4.3  Misdirected Payment Fee. Any Misdirected Payment Fee immediately upon its accrual.

        4.4  Out-of-pocket Expenses. The out-of-pocket expenses directly, actually and reasonably incurred by Purchaser in the administration of this Agreement including but not limited to wire transfer fees, postage, audit fees, search fees, and attorneys' fees and costs; provided Seller's responsibility for Purchaser's attorney's fees incurred through the date of this Agreement has been executed by the parties shall be the greater of $10,000 or one half of the actual attorney's fees incurred by Seller. Purchaser shall not conduct more than four audits in any rolling twelve-month period, and Seller shall not be required to pay for more than two audits per any rolling twelve-month period. However, if Purchaser believes that an Event of Default has occurred, Purchaser may conduct more than four audits in any rolling twelve month period. If Purchaser conducts an audit after an Event of Default, Seller shall pay for the cost of the audit.

            5.  Repurchase Of Accounts.

        5.1  Under the following circumstances, Purchaser may require that Seller repurchase any Purchased Account, or at Seller's option, Seller may elect to repurchase any Purchased Account, by payment of the then unpaid Face Amount thereof together with any unpaid fees relating to the Purchased Account on demand, or, at Purchaser's option, or Seller's option if Seller is the party electing to repurchase a Purchased Account, by Purchaser's charge to the A/R Manager Reserve Account:

    5.1.1.  Any Purchased Account, the payment of which has been disputed by the Account Debtor obligated thereon, Purchaser being under no obligation to determine the bona fides of such dispute;

    5.1.2.  Any Purchased Account for which Seller has breached its warranty under Section 11 hereunder.

    5.1.3.  Any Purchased Account owing from an Account Debtor which in Purchaser's reasonable credit judgment has become Insolvent (within the meaning of the UCC).

    5.1.4.  All Purchased Accounts which have not been Closed upon the occurrence of an Event of Default, or upon the Maturity Date and (b) the termination date of this Agreement; or

    5.1.5.  Any Purchased Account which remains unpaid beyond the Late Payment Date.

        5.2  After the date in which a Purchased Account has been Repurchased, Purchaser agrees that it shall remit to Seller within four business days after receipt by Purchaser any payment received on account of a Repurchased Account if Seller has actually Repurchased the Account, provided that there is no Event of Default or Seller has met the Required Reserve Amount.

            6.  Security Interest.

        6.1  As collateral securing the Obligations, Seller grants to Purchaser a continuing first priority security interest in and to the Collateral. Purchaser's security interest in the Collateral shall be subject to the Intercreditor Agreement with Dolphin Investors, in the form attached hereto as Schedule D.

        6.2   Notwithstanding the creation of the above security interest, the relationship of the parties shall be that of Purchaser and Seller of accounts, and not that of lender and borrower.

        6.3  Seller shall deliver to Purchaser source codes for all Copyrights now owned or later acquired, and all derivatives thereof ("Source Codes") which Source Codes shall be stored in a vault at Purchaser's premises and returned to Seller promptly when all Obligations are paid in full. At the commencement of this Agreement, the only source Codes to be delivered to Purchaser will be in respect of the Media Console software. Provided there is no Event of Default, Purchaser shall (a) hold the Source Codes in confidence and take all necessary precautions within reason to protect them, (including without limitations all precautions Purchaser employs with respect to its own proprietary and confidential materials); (b) not divulge the Source Codes or any information derived therefrom to any third party; (c) not make any use whatsoever of the Source Codes (including without limitation granting any interest or allowing any lien to be created therein); (d) not remove or allow the Source Codes to be removed from Purchaser's premises; and (e) not copy or reverse engineer, reverse compile or attempt to derive the composition or underlying information of the Source Codes.

            7.  Clearance Days. For all purposes under this Agreement, Clearance Days will be added to the date on which any payment is received by Purchaser. For purposes of this Agreement, "Clearance Days" shall mean (i) one business day for checks drawn on banks located within the Chosen State and for all electronic funds transfers, and (ii) two business days for all other payments.

            8.  Authorization to Purchaser.

        8.1     Seller hereby irrevocably authorizes Purchaser at Seller's expense, to exercise at any time any of the following powers until all of the Obligations have been paid in full: (a) receive, take, endorse, assign, deliver, accept and deposit, in the name of Purchaser or Seller, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to a Purchased Account or the proceeds thereof, however, after an Event of Default, Purchaser shall have the foregoing rights as it relates to all of the Collateral or the proceeds thereof; (b) after an Event of Default, take or bring, in the name of Purchaser or Seller, all steps, actions, suits or proceedings deemed by Purchaser necessary or desirable to effect collection of or other realization upon the Accounts and other Collateral; (c) after an Event of Default, change the address for delivery of mail to Seller and to receive and open mail addressed to Seller; (d) after an Event of Default, extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all Accounts or other Collateral which includes a monetary obligation and discharge or release any Account Debtor or other obligor (including filing of any public record releasing any lien granted to Seller by such Account Debtor), without affecting any of the Obligations; (e) after an Event of Default, pay any sums necessary to discharge any lien or encumbrance which is senior to Purchaser's security interest in the Collateral, which sums shall be included as Obligations hereunder, and in connection with which sums shall include the applicable 25 1/2% or 31% Interest Rate which shall accrue and shall be due and payable; (f) after an Event of Default, file in the name of Seller or Purchaser or both, (1) mechanics lien or related notices or (2) claims under any payment bond, in connection with goods or services sold by Seller in connection with the improvement of realty; (g) notify any Account Debtor obligated with respect to any Purchased Account, that the underlying Account has been assigned to Purchaser by Seller and that payment thereof is to be made to the order of and directly and solely to Purchaser, however, after an Event of Default, Purchaser shall have the foregoing rights with respect to all Accounts; and (h) communicate directly with Seller's Account Debtors to verify the amount and validity of any Purchased Account or any Account after an Event of Default.

        8.2    The Seller irrevocably authorizes the Purchaser at any time and from time to time to file any initial financing statements and amendments thereto, that:

    8.2.1    indicate Purchaser has a security interest in all assets of the Seller or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, or as being of an equal or lesser scope or with greater detail;

    8.2.2    contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Seller is an organization, the type of organization, and any organization identification number issued to the Seller and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates; and

    8.2.3   contain a notification that the Seller has granted a negative pledge to the Purchaser, and that any subsequent lienor may be tortuously interfering with Purchaser's rights; advise third parties that any notification of Seller's Account Debtors will interfere with Purchaser's collection rights.

        8.3     Seller hereby releases and exculpates Purchaser, its officers, directors, shareholders, employees, designees, agents and representatives from any liability arising from any acts taken in good faith in accordance with any rights or authority granted under this Agreement or in furtherance thereof whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for willful misconduct. Without limiting the generality of the foregoing, Seller releases Purchaser from any claims which Seller may now or hereafter have arising out of Purchaser's endorsement and deposit of checks issued by Seller's customers stating that they were in full payment of an account, but issued for less than the full amount which may have been owed on the account.

    8.4   Seller authorizes Purchaser to accept, indorse and deposit on behalf of Seller any checks tendered by an Account Debtor "in full payment" of its obligation to Seller. Seller shall not assert against Purchaser any claim arising therefrom, irrespective of whether such action by Purchaser effects an accord and satisfaction of Seller's claims, under Section 3-311 of the Uniform Commercial Code, or otherwise.

            9.  ACH Authorization. In order to facilitate quicker funding of the Purchased Accounts, Purchaser is hereby authorized by Seller to initiate electronic debit or credit entries through the ACH system to any deposit account maintained by Seller wherever located. Seller may only terminate this authorization by giving Purchaser written notice of termination.

            10.  Covenants By Seller.

        10.1  After Authenticated Notice by Purchaser to Seller, and automatically, without notice, after an Event of Default, Seller shall not, without the prior written consent of Purchaser in each instance, (a) grant any extension of time for payment of any of the Purchased Accounts, (b) compromise or settle any of the Purchased Accounts for less than the full amount thereof, (c) release in whole or in part any Account Debtor in respect of a Purchased Account, or (d) grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any of the Purchased Accounts. After an Event of Default or after an Authenticated Notice, Purchaser shall not have the foregoing rights with respect to any Account.

        10.2  From time to time as requested by Purchaser and at Seller's sole expense, Purchaser or its designee shall have access, during reasonable business hours if prior to an Event of Default and at any time if on or after an Event of Default, to all premises where Collateral is located for the purposes of inspecting any of the Collateral, including Seller's books, records, hardware and software and Seller shall permit Purchaser or its designee to make copies of such books and records or extracts therefrom as Purchaser may request. If Seller determines that Purchaser requests to see confidential or proprietary information of Seller, Seller may require that Purchaser or its agents being provided access to such information execute in advance Seller's standard form of confidentiality and non-disclosure agreement. However, after an Event of Default or if Purchaser in good faith believes that an Event of Default has occurred, Purchaser shall have the right to disclose such confidential or proprietary information as Purchaser deems necessary to enforce its rights and remedies. After an Event of Default and without being charged for use by Seller, Purchaser may use any of Seller's personnel, equipment, including computer equipment, programs, printed output and computer readable media, supplies and premises for the collection of Accounts and realization on other Collateral as Purchaser, in its sole but reasonable discretion, deems appropriate, and provided that Seller's business and operations shall not be disrupted thereby. If Seller hereby irrevocably authorizes all accountants and Third Parties to disclose and deliver to Purchaser at Seller's expense all financial information, books, records, work papers, management reports and other information in their possession which is relevant to the preservation and enforcement of rights granted to Purchaser herein.

        10.3   Before sending any Invoice to an Account Debtor in respect of a Purchased Account, Seller shall mark same with a notice of assignment in form and substance as may be reasonably requested by Purchaser, however, after an Event of Default, Purchaser may send any notice it deems necessary to any Account Debtor.

        10.4  Seller shall pay when due all payroll and other taxes, and shall provide proof thereof to Purchaser in such form as Purchaser shall reasonably require.

        10.5  Seller shall not create, incur, assume or permit to exist any lien upon or with respect to any Collateral now owned or hereafter acquired by Seller, except for a lien in favor of the Dolphin Investors or equipment leases or purchase money liens entered into the ordinary course of business.

        10.6   Seller shall not raise any funds through the issuance or sale of Securities unless it first informs Purchaser in writing of such issuance or sale and provides Purchaser with copies of all documents which evidence the issuance or sale of any Securities. All monies raised through the issuance or sale of Securities shall be kept in segregated Deposit Account which shall be maintained with Purchaser.

        10.7  Seller shall maintain insurance on all insurable property owned or leased by Seller in the manner, to the extent and against at least such risks (in any event, including but not limited to fire, theft, business interruption and natural disaster insurance) as usually maintained by owners of similar businesses and properties in similar geographic areas. All such insurance shall be in amounts and form and with insurance companies acceptable to Purchaser in its sole but reasonable discretion. Seller shall furnish to Purchaser: (a) upon written request, any and all information concerning such insurance carried; and (b) as requested by Purchaser consistent with the rights granted to Purchaser herein, lender loss payable endorsements (or their equivalent) in favor of Purchaser. Seller shall request that all policies of insurance provide for not less than thirty (30) day's prior written cancellation notice to Purchaser.

        10.8  Notwithstanding that Seller has agreed to pay the Misdirected Payment Fee pursuant to 4.4 hereof, Seller shall deliver in kind to Purchaser within four (4) business days following the date of receipt by Seller of the amount of any payment on account of a Purchased Account.

        10.9   Seller shall not register any Copyright with the United States Copyright Office or any applicable office as it relates to foreign copyrights (the "Copyright Office"), unless Seller provides Purchaser with written notice of any intent to register any Copyright at least seven (7) days before filing such registration application and Seller provides Purchaser with the actual copy of the registration application prior to its filing with the Copyright Office. Seller shall then execute a copyright mortgage or such other document or instrument as Purchaser deems reasonably necessary to perfect Purchaser's security interest and maintain Purchaser in first position on all of the Collateral.

        10.10   Seller shall not register any trademark, service mark or tradename with the United States Patent and Trademark Office, or such other office as it relates to registration of the foregoing outside of the United States (the "Trademark Office"), unless Seller provides Purchaser with written notice of any intent to register any trademark, servicemark or tradename at least seven (7) days before filing such registration application and Seller provides Purchaser with the actual copy of the registration application prior to its filing with the Trademark Office. Seller shall then execute a trademark mortgage or such other document or instrument as Purchaser deems necessary to perfect Purchaser's security interest and maintain Purchaser in first position on all of the Collateral.

        10.11 Seller shall not file any patent application with the United States Patent and Trademark Office, or such other office as it relates to registration of the foregoing outside of the United States (the "Patent Office"), unless Seller provides Purchaser with written notice of any intent to file a patent application at least seven (7) days before such application is filed and Seller provides Purchaser with the actual copy of the application prior to its filing with the Patent Office. Seller shall then execute and a patent mortgage or such other document or instrument as Purchaser deems necessary to perfect Purchaser's security interest and maintain Purchaser in first position on all of the Collateral.

        10.12  Seller shall take all commercially reasonable steps necessary to maintain the privacy and secrecy of all of the Trade Secrets.

        10.13  Avoidance Claims.

    10.13.1  Seller shall indemnify Purchaser from any loss arising out of the assertion of any Avoidance Claim and shall pay to Purchaser on demand the amount thereof.

    10.13.2  Seller shall notify Purchaser within two (2) business days of it becoming aware of the assertion of an Avoidance Claim.

    10.13.3  Seller or Purchaser, as the case may be, shall notify the other party within two (2) business days of it becoming aware of the assertion of an Avoidance Claim. Upon learning of an Avoidance Claim, Seller shall have the right to repurchase the Purchased Account in respect of which the claim arose by payment of the then unpaid Face Amount thereof together with any unpaid fees relating to the Purchased Account, or at Seller's option, by directing Purchaser to charge such amount to the A/R Manager Reserve Account.

    10.13.4  This provision shall survive termination of this Agreement.

    10.13.5  Seller shall inform Purchaser of any modifications to Amended and Restated Convertible Note and Warrant Purchase Agreement dated January 15, 2003 and the Asset Purchase Agreement dated January 15, 2003 between Seller on the one hand and Dolphin Investors on the other hand and provide copies to Purchaser of the foregoing. Seller shall inform Purchaser and provide copies to Purchaser of any subsequent agreements it enters into with Dolphin Investors.

            11.  Account Disputes. Seller or Purchaser, as the case may be, shall notify the other party promptly of and, Seller if requested by Purchaser to resolve a dispute concerning any Purchased Account, shall either attempt to settle such dispute at Seller's sole cost and expense or shall have the right to repurchase the Purchased Account in respect of which the dispute arose by payment of the then unpaid Face Amount thereof together with any unpaid fees relating to the Purchased Account, or, at Seller's option, by directing Purchaser to charge such amount to the A/R Manager Reserve Account. Upon the occurrence of an Event of Default, Purchaser may resolve any dispute concerning any Purchaser Account in its sole and absolute discretion.

            12.  Representation and Warranty. Seller represents and warrants that:

        12.1  It is fully authorized to enter into this Agreement and to perform hereunder;

        12.2  This Agreement constitutes its legal, valid and binding obligation; and

        12.3  Seller is solvent and in good standing in the state of its organization.

        12.4   The Purchased Accounts are and will remain to the best of Seller's actual knowledge:

    12.4.1   bona fide existing obligations created by the sale and delivery of goods or the rendition of services in the ordinary course of Seller's business (it being understood and acknowledged by Purchaser that Seller invoices customers in advance of providing services);

    12.4.2   unconditionally owed and will be paid to Purchaser when due without defenses, disputes, offsets, counterclaims, or rights of return or cancellation, except for minor billing errors and rights for the Account Debtor to possibly receive service credits under Seller's standard services agreement, or to pursue other remedies at law or in equity;

    12.4.3   not sales to any entity which is affiliated with Seller in any way or not an "arms length" transaction.

        12.5   Seller has not received notice of actual or imminent bankruptcy, insolvency, or material impairment of the financial condition of any applicable Account Debtor regarding the Purchased Accounts.

        12.6   Seller has not registered any Copyright nor does it have any application for a copyright registration with the Copyright Office.

        12.7   Seller has not registered any state, federal or foreign trademarks, servicemarks, or tradenames, and has not filed an application for registration for any of the foregoing, with the Trademark Office, other than what is described in Schedule A.

         12.8   Seller has not registered any patent and has not filed an application for registration in connection with any potential patent with the Patent Office, other than what is described in Schedule B.

        12.9   Seller has no material licenses used in the ordinary course and scope of Seller's business that is not listed on Schedule C.

        12.10   Seller has taken, continues to take and promises to take in the future the action described in Section 10.11, above (the "Trade Secret Plan"). Seller hereby promises to continue the Trade Secret Plan until Seller has satisfied all of the Obligations.

            13.  Default.

        13.1  Events of Default. The following events will constitute an Event of Default hereunder: (a) Seller defaults in the payment of any Obligation or in the performance of any provision hereof or of any other agreement now or hereafter entered into with Purchaser, or any warranty or representation contained herein proves to be false in a material respect, and such default, if for payment of any Obligation is not remedied within five (5) business days after Purchaser provides Seller with an Authenticated Notice thereof, or if for any other Event of Default, within 30 days after Purchaser provides Seller with an Authenticated Notice thereof, (b) Seller or any guarantor of the Obligations becomes subject to any debtor-relief proceedings, (c) any such guarantor fails to perform or observe any of such guarantor's obligations to Purchaser or shall notify Purchaser of its intention to rescind, modify, terminate or revoke any guaranty of the Obligations, or any such guaranty shall cease to be in full force and effect for any reason whatever, (d) Purchaser, in good faith, has reasonable ground to deem itself insecure with respect to the prospect of repayment or performance of the Obligations. The cure period applicable to the foregoing subsection (d) of Section 13.1 shall be 30 days. If Seller has not provided evidence satisfactory to Purchaser within 25 days after Purchaser provides Authenticated Notice to Seller that Purchase should not deem itself insecure, Purchaser shall so advise Seller by Authenticated Notice which also specifies the amount of all Obligations owing to Purchaser. Seller shall have the right to make payment to Purchaser of all outstanding Obligations within 4 business days of Seller's receipt of such notice, whereupon this Agreement shall be deemed terminated in accordance with Section 17.3 prior to an Event of Default. Purchaser may dispense with any Authenticated Notice requirement to Seller of an Event of Default if, after such Event of Default, Purchaser in good faith reasonably believes that the Collateral, or any portion thereof, is in jeopardy, or, if Purchaser in good faith, reasonably believes that its rights under this Agreement will be seriously jeopardized if Authenticated Notice is given to Seller.

        13.2  Waiver of Notice. SUBJECT TO PARAGRAPH 13.1 ABOVE, SELLER WAIVES ANY REQUIREMENT THAT PURCHASER INFORM SELLER BY AFFIRMATIVE ACT OR OTHERWISE OF ANY ACCELERATION OF SELLER'S OBLIGATIONS HEREUNDER. FURTHER, PURCHASER'S FAILURE TO CHARGE OR ACCRUE INTEREST OR FEES AT ANY "DEFAULT" OR "PAST DUE" RATE SHALL NOT BE DEEMED A WAIVER BY PURCHASER OF ITS CLAIM THERETO.

        13.3  Effect of Default.

    13.3.1  Upon the occurrence of any Event of Default, and after Seller's opportunity to cure such Event of Default as provided for in paragraph 13.1, if applicable, in addition to any rights Purchaser has under this Agreement, the UCC, or applicable law, Purchaser may immediately terminate this Agreement, at which time all Obligations shall immediately become due and payable.

    13.3.2.   The applicable 25 1/2% or 31% Interest Rate shall accrue and is payable on demand.

    13.3.3.   Purchaser shall have the right to place a receiver in exclusive control of Seller's business in order to assist with Purchaser's rights under this Agreement.

    13.3.4.  For the purpose of enabling Purchaser to exercise its rights and remedies in the Event of Default occurs, subject to the Authenticated Notice provisions in paragraph 13.1, Seller hereby grants to Purchaser an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Seller) to use, assign, license or sublicense any of the Collateral, whether now owned or later acquired by Seller, wherever located, including in such license complete access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

             14.  Power of Attorney. Subject to the Authenticated Notice provision in paragraph 13.1, Seller grants to Purchaser an irrevocable power of attorney coupled with an interest authorizing and permitting Purchaser (acting through any of its employees, attorneys or agents), and at Seller's sole expense, in the place and stead of Seller, and in the name of Seller, Purchaser or otherwise, from time to time in Purchaser's discretion after an Event of Default to take any action and to execute any document or instrument that Purchaser may deem necessary or advisable to accomplish the purpose of this Agreement or protect Purchaser's rights and/or any of the Collateral.

            15.  Account Stated. Purchaser shall render to Seller a statement setting forth the transactions arising hereunder. Each statement shall be considered correct and binding upon Seller as an account stated, except to the extent that Purchaser receives, within thirty (30) days after Seller's receipt of such statement, written notice from Seller of any specific exceptions by Seller to that statement, and then it shall be binding against Seller as to any items to which it has not objected.

            16.  Waiver. No failure to exercise and no delay in exercising any right, power, or remedy by either hereunder shall impair any right, power, or remedy which such party may have, nor shall any such delay be construed to be a waiver of any of such rights, powers, or remedies, or any acquiescence in any breach or default hereunder; nor shall any waiver by either party of any breach or default by the other party hereunder be deemed a waiver of any default or breach subsequently occurring. All rights and remedies granted to either party hereunder shall remain in full force and effect notwithstanding any single or partial exercise of, or any discontinuance of action begun to enforce, any such right or remedy by such party. The rights and remedies specified herein are cumulative and not exclusive of each other or of any rights or remedies that either party would otherwise have. Any waiver, permit, consent or approval by either party of any breach or default hereunder by the other party must be in writing and shall be effective only to the extent set forth in such writing and only as to that specific instance.

            17.  Termination; Effective Date.

        17.1  This Agreement will be effective when fully executed and delivered by both parties and terminate on the Maturity Date or as otherwise provided herein.

        17.2  Purchaser may terminate this Agreement by giving Seller sixty days prior written notice of termination, whereupon this Agreement shall terminate on the earlier date of the date of termination or on the anniversary date hereof; provided, however, if Purchaser terminates this Agreement pursuant to this Section 17.2, Seller shall have no obligation to pay Purchaser the difference between the aggregate amount of interest which has been paid or is payable by Seller pursuant to Section 4.1 as of the date of termination and the Minimum Annual Cumulative Fee by Seller in respect of the contract year in which termination occurs. If Purchaser terminates this Agreement after an Event of Default, the Minimum Annual Cumulative Fee shall be due and owing.

        17.3  Seller may terminate this Agreement at any time, subject to Seller's obligations under Section 4.2 hereof.

        17.4  Upon termination, Seller shall pay the Obligations to Purchaser, and Purchaser shall not purchase any Accounts from Seller.

            18.  Amendment. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated, nor may any consent to the departure from the terms hereof be given, orally (even if supported by new consideration), except by an instrument in writing signed by all parties to this Agreement. Any waiver or consent so given shall be effective only in the specific instance and for the specific purpose for which given.

            19.  Survival. All representations, warranties and agreements herein contained shall be effective so long as any portion of this Agreement remains executory.

            20.  Conflict. Unless otherwise expressly stated in any other agreement between Purchaser and Seller, if a conflict exists between the provisions of this Agreement and the provisions of such other agreement, the provisions of this Agreement shall control.

            21.  Enforcement. This Agreement and all agreements relating to the subject matter hereof is the product of negotiation and preparation by and among each party and its respective attorneys, and shall be construed accordingly. The parties waive the provisions of California Civil Code Section 1654.

            22.  Severability. In the event any one or more of the provisions contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

            23.  Relationship of Parties. The relationship of the parties hereto shall be that of Seller and Purchaser of Accounts.

            24.   Attorneys' Fees. Seller agrees to reimburse Purchaser on demand for:

        24.1  the actual amount of all costs and expenses reasonably incurred, including reasonable attorneys' fees, which Purchaser has incurred or may incur in:

    24.1.1  negotiating, preparing, or administering this Agreement and any documents prepared in connection herewith, all of which shall be paid contemporaneously with the execution hereof;

    24.1.2  any way arising out of this Agreement;

    24.1.3  protecting, preserving or enforcing any lien, security interest or other right granted by Seller to Purchaser or arising under applicable law, whether or not suit is brought, including but not limited to the defense of any Avoidance Claims, but subject to Section 11 and other applicable provisions of this Agreement;

        24.2  the actual costs, including photocopying (which, if performed by Purchaser's employees, shall be at the rate of $.10/page), travel, and attorneys' fees and expenses incurred in complying with any subpoena or other legal process attendant to any litigation in which Seller is a party;

        24.3  The actual amount of all costs and expenses reasonably incurred, including reasonable attorneys' fees, which Purchaser may incur in enforcing this Agreement and any documents prepared in connection herewith, or in connection with any federal or state insolvency proceeding commenced by or against Seller, including those (i) arising out the automatic stay, (ii) seeking dismissal or conversion of the bankruptcy proceeding or (iii) opposing confirmation of Seller's plan thereunder.

        24.4  If any action is brought by either party related to or in connection with this Agreement, the prevailing party shall be entitled to reimbursement of its costs and expenses reasonably incurred, including reasonable attorneys' fees, by the non-prevailing party.

            25.   Entire Agreement. This Agreement supersedes all other agreements and understandings between the parties hereto, verbal or written, express or implied, relating to the subject matter hereof. No promises of any kind have been made by Purchaser or any third party to induce Seller to execute this Agreement. No course of dealing, course of performance or trade usage, and no parole evidence of any nature, shall be used to supplement or modify any terms of this Agreement.

            26.   Choice of Law. This Agreement and all transactions contemplated hereunder and/or evidenced hereby shall be governed by, construed under, and enforced in accordance with the internal laws of the Chosen State.

            27.   Jurisdiction. The parties agree that any suit, action or proceeding arising out of the subject matter hereof, or the interpretation, performance or breach of this Agreement, shall, if Purchaser so elects, be instituted in any court sitting in the Chosen State (the "Acceptable Forums"). Each party agrees that the Acceptable Forums are convenient to it, and each party irrevocably submits to the jurisdiction of the Acceptable Forums, irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, and waives any and all objections to jurisdiction or venue that it may have under the laws of the Chosen State or otherwise in those courts in any such suit, action or proceeding. Should such proceeding be initiated in any other forum, Seller waives any right to oppose any motion or application made by Purchaser as a consequence of such proceeding having been commenced in a forum other than an Acceptable Forum.

            28.   Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement, and any party delivering such an executed counterpart of the signature page to this Agreement by facsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

            29.   Notice.

        29.1  All notices required to be given to any party other than Purchaser shall be deemed given upon the first to occur of (i) deposit thereof in a receptacle under the control of the United States Postal Service, (ii) transmittal by electronic means to a receiver under the control of such party; or (iii) actual receipt by such party or an employee or agent of such party.

        29.2  All notices to Purchaser hereunder shall be deemed given upon actual receipt by a responsible officer of Purchaser.

        29.3  For the purposes hereof, notices hereunder shall be sent to the following addresses, or to such other addresses as each such party may in writing hereafter indicate:

            30.   JURY TRIAL WAIVER. IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING HEREUNDER, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[SIGNATURES ON NEXT PAGE]

    IN WITNESS WHEREOF, the Parties have executed this agreement on the day and year first above written.

SELLER: VITALSTREAM HOLDINGS, INC. and its wholly owned subsidiaries VITALSTREAM, INC. and VITALSTREAM BROADCASTING CORPORATION

VITALSTREAM HOLDINGS, INC.

	By:	/s/ Kevin D. Herzog

	Name:	Kevin D. Herzog

	Title:	Chief Financial Officer

VITALSTREAM, INC.

	By:	/s/ Kevin D. Herzog

	Name:	Kevin D. Herzog

	Title:	Chief Financial Officer

VITALSTREAM BROADCASTING CORPORATION

	By:	/s/ Kevin D. Herzog

	Name:	Kevin D. Herzog

	Title:	Chief Financial Officer

PURCHASER:	ALLIANCE BANK

	By:	/s/ Donna D. Robertson

	Name:	Donna D. Robertson

	Title:	Senior Vice President